Exhibit 99.1

Home and Alternate Site Infusion Therapy Providers BioScrip and Option Care to Merge

Creates a Leading Independent Provider of Home and Alternate Site Infusion Services with

Deep Clinical Expertise and Broad Therapy Portfolio

Enhanced Scale and Improved Financial Profile Expected to Enable Growth in

Attractive and Growing Segment of U.S. Healthcare Market

BioScrip to Issue New Shares to Option Care’s Shareholder,

Which Will Own Approximately 80% of Combined Company on Fully Diluted Basis

Combined Company Will Remain Focused on Delivering Favorable Outcomes for

Patients, Payors and Providers

DENVER, Colo. & BANNOCKBURN, Ill., March 15, 2019 – BioScrip, Inc. (NASDAQ: BIOS) (“BioScrip”) and Option Care Enterprises, Inc. (“Option Care”), the nation’s largest independent providers of home and alternate treatment site infusion therapy services, today announced that they have entered into a definitive merger agreement. The combination is expected to create a leading independent provider with the national reach, comprehensive therapy offering and financial capacity to succeed in the attractive and growing home and alternate site infusion services segment of the $100 billion U.S. infusion market.

Under the terms of the merger agreement, BioScrip will issue new shares to Option Care’s shareholder, which is owned by investment funds affiliated with Madison Dearborn Partners, LLC (“MDP”) and Walgreens Boots Alliance, Inc. (NASDAQ: WBA) (“WBA”), in an all-stock transaction. Upon completion of the transaction, MDP funds and WBA will beneficially own approximately 80% of the combined publicly traded company on a fully diluted basis, with current BioScrip shareholders holding the remainder. The combined company’s common stock will continue to be listed on the Nasdaq Global Market. The transaction has been unanimously approved by the boards of directors of both BioScrip and Option Care.

The combined company will be led by Option Care Chief Executive Officer John Rademacher and Option Care Chief Financial Officer Mike Shapiro and will incorporate the best talent, processes and systems from both Option Care and BioScrip. It also will have a leading, independent clinical platform for delivering high-quality infusion therapy to more patients across the United States and providing superior outcomes for patients, payors and providers. BioScrip President and Chief Executive Officer Daniel E. Greenleaf will remain active in the combined company as a special advisor to its Board of Directors.

Daniel E. Greenleaf, President and Chief Executive Officer of BioScrip, commented, “This is a compelling and complementary fit of two leading players in the U.S. infusion market. Together, we will be able to provide a diverse set of life-improving and cost-effective services to more patients across the United States. Our expanded reach and broader array of offerings provide a key competitive advantage at a time when the demand for home and alternate site infusion services continues to grow. The BioScrip Board and I believe our shareholders will have the compelling opportunity to participate alongside Option Care’s experienced and seasoned shareholders in the long-term potential and value creation opportunities of the combined company.”

John Rademacher, Chief Executive Officer at Option Care, said, “This transaction brings together two organizations and thousands of employees dedicated to creating a best in class experience for our patients and their families. Our goal is to constantly improve the delivery of life-saving therapies and comprehensive care management to the patients we have the privilege of serving. At the center of both organizations is deep clinical expertise and a passion to deliver extraordinary care. We believe combining our unique assets and leading product portfolios will create a powerful, independent platform that will enable delivery of high-quality, cost effective solutions to providers across the country and help facilitate the introduction of innovative new therapies to the marketplace. As an independent provider, we will retain the unique ability to deliver high-quality infusion therapy in the patient-preferred and safer setting of the home or an alternate site to every commercial and governmental payor.

“I am honored to lead the combined company and work with BioScrip’s and Option Care’s talented and dedicated employees, who share a strong commitment to delivering exemplary care that makes a positive difference in people’s lives. I look forward to harnessing the strengths of both of our organizations and industry-leading teams to capitalize on the many growth opportunities this combination creates to drive long-term value for all stakeholders.”

Expected Benefits of the Transaction

•	Improved, Cost-Effective Patient Care. Utilizing clinical monitoring and reporting, the combined company’s more than 2,900 skilled clinicians (pharmacists, pharmacy technicians, nurses and dieticians) will develop personalized care plans for patients and be able to provide ongoing quality care in support of complex therapy regimens. With a best-in-class platform that is national in scope, the combined company will also be positioned as the partner of choice for pharmaceutical manufacturers seeking innovative distribution channels and patient support models to access the market. Together, BioScrip and Option Care will cover 96% of the U.S. population, with facilities in 46 states and the ability to dispense and serve patients in all 50 states.

•	Enhanced Scale and Therapy Offerings. The combined company will merge BioScrip’s and Option Care’s complementary portfolios and provide products that are currently only available to one of the two businesses, such as Option Care’s access to Cuvitru for the treatment of primary immunodeficiency and Nuzyra™ for the treatment of adults with acute bacterial skin and skin structure infections and community-acquired bacterial pneumonia. The combined company’s expanded geographic coverage, continued independence, leading quality offerings and comprehensive clinical expertise will position it to be a preferred partner for payors, providers, biopharma manufacturers and patients. Furthermore, its enhanced scale will enable it to capture scale efficiencies and create additional vectors of growth through new product and service introductions.

•	Powerful Growth Engine in Attractive Industry. Home and alternate site infusion, which currently accounts for approximately 12% of the $100 billion total U.S. infusion market, is estimated to grow approximately 5-7% per year due to attractive market dynamics, including the shift to value-based care that improves clinical outcomes and delivers better results for payors and providers as well. The combined company will have the financial capacity and flexibility, scale and clinical offering diversity to drive organic growth in chronic and acute therapies along with generating growth through operational efficiencies, improved performance in revenue cycle management and innovative new therapy introductions. The combination of BioScrip and Option Care will create a diversified business across payors, therapies and geographies in which no existing payor will account for more than 11% of net revenue.

•	Compelling Financial Benefits: The transaction is expected to drive meaningful operating and supply chain efficiencies, generating over $60 million in net synergies forecasted to realize full run-rate within 24 months of the transaction closing. These forecasted synergies and the combined company’s enhanced scale with pro-forma 2018 revenue of more than $2.6 billion are expected to enable top- and bottom-line growth. Additionally, BioScrip and Option Care have secured committed financing from Bank of America Merrill Lynch, funds affiliated with Ares Management Corporation, and Goldman Sachs Merchant Banking Division to refinance and simplify the combined company’s capital structure, which is expected to have no near-term maturities, no preferred equity and no financial maintenance covenant. The new capital structure is expected to provide the combined company with a materially lower pro-forma combined net leverage ratio, a lower cost of capital, significant additional liquidity and a path for continued deleveraging. The combined company will pursue a balanced capital allocation strategy, continuing to invest in and enhance patient experiences, as well as its people and services to drive organic growth, while managing its debt profile and continuing to de-lever in a disciplined fashion.

Shareholders and Management Focused on Driving Value Creation

MDP, a leading private equity firm based in Chicago, has a long and successful history investing in health care companies and partnering with them to achieve growth and significant long-term value appreciation. MDP’s notable health care investments include Ikaria Inc., Sage Products, Sirona Dental Systems, Team Health and VWR International. Option Care, formerly Walgreens Infusion Services, has been an independent company since it was separated from WBA in 2015 in a joint investment partnership between MDP funds and WBA.

Timothy P. Sullivan, a Managing Director and Head of the MDP Health Care team and a Director of Option Care, said, "We believe this transaction provides significant shareholder value creation potential and we are excited to remain a major shareholder alongside Walgreens Boots Alliance in the combined company. John, Mike and the joint leadership team bring operational expertise and strong integration track records. Since separating from Walgreens, we have made significant investments in people, process, technology and facilities. This experience, combined with their commitment to patient-centric care, should drive meaningful and long-term shareholder value.”

Rademacher and Shapiro are seasoned health care professionals with significant operational expertise and public company experience. Rademacher has held various executive-level positions at leading public healthcare companies, including Cardinal Health where he served as President and General Manager for both the Ambulatory Care Division and the Nuclear and Pharmacy Services Divisions, and at Cigna Corporation where he served as President of CareAllies and Chief Operating Officer for the CIGNA Behavioral Health business. Shapiro served as the Senior Vice President and Chief Financial Officer for Catamaran Corporation, a publicly-traded pharmacy benefits manager, and led the successful process through which the company was sold to UnitedHealth Group. He also had a longstanding career with Baxter International, holding several financial positions across several businesses and corporate functions.

Rademacher has spearheaded Option Care’s Zenith 20/20 program, which changed the company’s operating model, implementing technology, operational design and facility upgrades throughout the organization. Under his leadership, Option Care has focused on providing high-quality care and improving delivery of services to patients, payors and manufacturers. The combined company, its employees and all stakeholders are expected to benefit from a leadership team focused on creating a culture that connects its clinical expertise and company success to patient outcomes.

In addition to Rademacher and Shapiro, the combined company’s leadership will draw from the experienced teams of both Option Care and BioScrip.

The transaction, which is expected to be completed in the second half of 2019, is subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by BioScrip shareholders.

Conference Call, Webcast and Presentation

BioScrip and Option Care will host a conference call at 9:00 AM ET today, March 15, 2019, to discuss the transaction. The dial-in numbers for the call are (877) 423-9820 (U.S. Toll Free) or (201) 493-6749 (International). A live webcast of the conference call and associated presentation materials will be available under the “Investors” section of BioScrip’s web site at: www.bioscrip.com.

An online replay of the conference call will be available approximately two hours after completion of the conference call in the Investor Relations section of BioScrip’s web site at: www.bioscrip.com.

Advisors

In connection with the transaction, Jefferies LLC and Moelis & Company LLC are acting as joint financial advisors to BioScrip, and Gibson, Dunn & Crutcher LLP is serving as legal advisor. Goldman Sachs & Co. LLC and BofA Merrill Lynch are acting as financial advisors and Kirkland & Ellis LLP is acting as legal advisor to Option Care.

FORWARD LOOKING STATEMENTS

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of BioScrip and Option Care. All statements other than statements of historical facts are forward-looking statements. In addition, words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction between BioScrip and Option Care, including future financial and operating results; BioScrip’s and Option Cares plans, objectives, expectations and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the acquisition that are not historical facts. Forward-looking statements are based on information currently available to BioScrip and Option Care and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties (both known and unknown), and many factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction between BioScrip and Option Care, these factors could include, but are not limited to: the risk that BioScrip or Option Care may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; economic and foreign exchange rate volatility; and the other risks contained in BioScrip’s most recently filed Annual Report on Form 10-K.

Many of these risks, uncertainties and assumptions are beyond BioScrip’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither BioScrip nor Option Care undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per BioScrip share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per BioScrip share, as applicable. Neither BioScrip nor Option Care gives any assurance (1) that either BioScrip or Option Care will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decrees, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning BioScrip, Option Care, the proposed transaction, the combined company or other matters and attributable to BioScrip or Option Care or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

BioScrip, Inc. (“BioScrip” or the “Company”) will file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement and other relevant materials from the Company by contacting Investor Relations by mail at 1600 Broadway, Suite 700, Denver, CO 80202, Attn: Investor Relations, by telephone at (720) 697-5200, or by going to the Company’s Investor Relations page on its corporate web site at https://investors.bioscrip.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters discussed above. Information about the Company’s directors and executive officers is set forth in the Proxy Statement on Schedule 14A for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 4, 2018. This document can be obtained free of charge from the sources indicated above. Information regarding the ownership of the Company’s directors and executive officers in the Company’s securities is included in the Company’s SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary proxy statement and the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

About BioScrip, Inc.

BioScrip, Inc. is one of the largest independent national providers of infusion and home care management solutions, with approximately 2,100 teammates and nearly 70 service locations across the U.S. BioScrip partners with physicians, hospital systems, payors, pharmaceutical manufacturers and skilled nursing facilities to provide patients access to post-acute care services. BioScrip operates with a commitment to bring customer-focused pharmacy and related healthcare infusion therapy services into the home or alternate-site setting. By collaborating with the full spectrum of healthcare professionals and the patient, BioScrip provides cost-effective care that is driven by clinical excellence, customer service, and values that promote positive outcomes and an enhanced quality of life for those it serves.

About Option Care

Option Care Enterprises, Inc. (Option Care) is one of the nation’s largest and most trusted providers of home and alternate treatment site infusion services. Holding accreditations from industry quality organizations ACHC, PCAB, ASHP and URAC,* the company draws on nearly 40 years of clinical care experience to offer patient-centered therapy management. Option Care’s signature Home Infusion Plus services include the clinical management of infusion medicines, nursing support and care coordination. Option Care’s multidisciplinary team of more than 1,800 clinicians – including pharmacists, nurses and dietitians – are able to provide home infusion service coverage for nearly all patients across the United States needing treatment for complex and chronic conditions. Learn more at www.OptionCare.com.

BioScrip Contacts

Stephen Deitsch

Chief Financial Officer & Treasurer

T: (720) 697-5200

Stephen.deitsch@BioScrip.com

Kalle Ahl, CFA

The Equity Group

T: (212) 836-9614

kahl@equityny.com

Option Care Contacts

Chuck Dohrenwend, Kate Murray or Melissa Gansler

Abernathy MacGregor

T: (212) 371-5999

cod@abmac.com; ksm@abmac.com; mlg@abmac.com